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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 1999

                         Connectivity Technologies Inc.
             (exact name of registrant as specified in its charter)

Delaware                                 0-12113                                94-2691724
--------                                 -------                                ----------
(State or other jurisdiction of          (Commission File Number)               (IRS Employer
incorporation)                                                                  Identification No.)



680 Mechanic Street, Ste 1201, PO Box 786, Leominster, Massachusetts       01453
(Address of principal executive offices)                              (zip code)

       Registrant's Telephone Number, including Area Code: (978) 537-9138



                                       N/A

          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS



         Reference is made to Exhibit 99.1 to this Current Report which contains a press release relating to the execution of a letter of intent regarding the proposed sale by Connectivity Technologies Inc. (the "Registrant") of the Registrant's subsidiary, Connectivity Products Incorporated.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99.1 Press Release of the Registrant dated June 23, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CONNECTIVITY TECHNOLOGIES INC.
                                        (Registrant)


Dated:  June 24, 1999                   By:        /s/ James M. Hopkins
                                             ----------------------------------
                                             Name:     James M. Hopkins
                                             Title:    Chief Executive Officer


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